3: Growth & Income Portfolio

Financial Investors Trust

Prime Money Market Fund, Class II

SUPPLEMENT DATED MARCH 22, 2002
TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2001

The following information supplements and should be read in conjunction with the information provided in the Fund's prospectus and statement of additional information ("SAI") dated August 28, 2001.

Prospectus

The table entitled "Annual Fund Operating Expenses" and the footnote thereto on page 3 of the prospectus shall be deleted in their entirety and replaced with the following table and footnote:

Annual Fund Operating Expenses

(paid from Fund assets)

Management Fees	0.04%
Distribution (12b-1) Fees	0.40%
Other Expenses	0.29%*
Total Annual Fund Operating Expenses	0.73%
Fee Waiver	(0.13)%*
Net Annual Fund Operating Expenses	0.60%

*The amount for "Other Expenses" includes the administration fee payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fee that it is entitled to receive, and/or assume a portion of Fund expenses to the extent necessary for the Fund to maintain net annual Fund operating expenses at no more than .60%, until at least April 30, 2003.

The example on page 4 of the prospectus shall be deleted in its entirety and replaced with the following example:

	One Year	Three Years	Five Years	Ten Years
Prime Money Market Fund	$61	$188	$325	$727

The second sentence under the section entitled "Distribution Plan" on page 10 of the prospectus shall be deleted in its entirety and replaced with the following language:

The Distribution Plan provides for payment of a fee to ADI at the annual rate of up to .40% of the average net assets of Class II for distribution-related services.

SAI

The fourth sentence under the section entitled "Distribution Plan" on page 22 of the SAI shall be deleted in its entirety and replaced with the following language:

The Plan provides for payment of a distribution fee (12b-1 fee) of up to 0.40% of the average net assets of Class II of the Prime Fund.